UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2025

AMERICAN EXPRESS COMPANY
(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Vesey Street,
New York, New York 10285
(Address of principal executive offices and zip code)
(212) 640-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares (par value $0.20 per Share)	AXP	New York Stock Exchange
3.433% Fixed-to-Floating Rate Notes due May 20, 2032	AXP32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition and Item 7.01 Regulation FD Disclosure
The following information is furnished under Item 2.02 – Results of Operations and Financial Condition and Item 7.01 – Regulation FD Disclosure:
On October 17, 2025, American Express Company (the “Company”) reported financial results for the third quarter of 2025. A copy of the Company’s earnings release is attached to this report as Exhibit 99.1 and additional information relating to the Company’s financial results for the third quarter of 2025 is attached to this report as Exhibit 99.2.
Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	Earnings Release, dated October 17, 2025, of American Express Company regarding its financial results for the third quarter of 2025.
99.2	Additional information relating to the financial results of American Express Company for the third quarter of 2025.
104	The cover page of this Current Report on Form 8-K, formatted as inline XBRL.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K (including the exhibits attached hereto) includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. The forward-looking statements, which address the Company’s current expectations regarding business and financial performance, including management’s guidance for 2025, among other matters, contain words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “aim,” “will,” “may,” “should,” “could,” “would,” “likely,” “continue” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company undertakes no obligation to update or revise any forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements, include, but are not limited to, the following:
•the Company’s ability to achieve its 2025 earnings per common share (EPS) guidance and grow EPS in the future, which will depend in part on revenue growth, credit performance, credit reserve and expense levels and the effective tax rate remaining consistent with current expectations and the Company’s ability to continue investing at high levels in areas that can drive sustainable growth (including its brand, value propositions, coverage, marketing, technology and talent), controlling operating expenses, effectively managing risk and executing its share repurchase program, any of which could be impacted by, among other things, the factors identified in the subsequent paragraphs as well as the following: macroeconomic and geopolitical conditions, including a slowdown in U.S. or global economic growth, changes to consumer and business confidence, higher rates of unemployment, global trade relations and the effects of announced or future tariffs, international tensions, hostilities and instability, changes in interest rates, inflation, supply chain issues, market volatility, energy costs, the duration of the U.S. government shutdown and fiscal and monetary policies; the impact of any future contingencies, including, but not limited to, legal costs and settlements, the imposition of fines or monetary penalties, increases in Card Member remediation, investment gains or losses, restructurings, impairments and changes in reserves; issues impacting brand perceptions and the Company’s reputation; changes in the competitive environment; impacts related to acquisitions, cobrand and other partner agreements, portfolio sales, joint ventures and other investments; and the impact of regulation and litigation, which could affect the profitability of the Company’s business activities, limit the Company’s ability to pursue business opportunities, require changes to business practices or alter the Company’s relationships with Card Members, partners and merchants;
•the Company’s ability to achieve its 2025 revenue growth guidance and grow revenues net of interest expense in the future, which could be impacted by, among other things, the factors identified above and in the subsequent paragraphs, as well as the following: spending volumes and the spending environment not being consistent with expectations, including spending by U.S. consumer and small & mid-sized business Card Members, such as due to uncertain business and economic conditions; an inability to address competitive pressures, attract and retain customers, invest in and enhance the Company’s Membership Model of premium products, differentiated services and partnerships, successfully refresh its card products (including U.S. Consumer and Business Platinum Cards), grow spending and lending with customers across age cohorts (including Millennial and Gen-Z customers) and commercial segments and implement strategies and business initiatives, including within the premium consumer space, commercial payments and the global network; the effects of regulatory initiatives, including pricing and network regulation; merchant coverage growing less than expected or the reduction of merchant acceptance or the perception of coverage; increased surcharging, steering, suppression or other differential acceptance practices with respect to the Company’s products; merchant discount rates changing from the Company’s expectations; and changes in foreign currency exchange rates;
•net card fee revenues not growing consistent with the Company’s expectations, which could be impacted by, among other things, the pace of Card Member acquisition activity and demand for the Company’s fee-based products; higher Card Member attrition rates; the success and timing of the Company’s refreshes of its card products (including U.S. Consumer and Business Platinum Cards); a decrease in the ability and desire of Card Members to pay card fees, such as due to a deterioration in macroeconomic conditions or as a result of changes in card fees; the competitive environment and the perception of the value provided by premium cards; and the Company’s inability to deliver and enhance benefits and services, innovate with respect to its products and develop attractive premium value propositions for new and existing customers;
•net interest income, the effects of changes in interest rates and the growth of loans and Card Member receivables outstanding and revolving balances, being higher or lower than expectations, which could be impacted by, among other things, the behavior and financial strength of Card Members and their actual spending, borrowing and paydown patterns; the effectiveness of the Company’s strategies to enhance Card Member value propositions, grow lending with premium customers and capture a greater share of Card Members’ spending and borrowings, and attract new, and retain existing, customers; the Company’s ability to effectively introduce and enhance lending features on its products and manage underwriting risk; changes in benchmark interest rates, including where such changes affect the Company’s assets or liabilities differently than expected; continued volatility and other changes in capital and credit market conditions and the availability and cost of capital; credit actions, including line size and other adjustments to credit availability; the yield on Card Member loans not remaining consistent with current expectations; the Company’s deposit levels or the interest rates it offers on deposits changing from current expectations; loss or impacts to cobrand relationships; and governmental actions to cap credit card interest rates;
•future credit performance, the level of future delinquency, reserve and write-off rates and the amount and timing of future reserve builds and releases, which will depend in part on macroeconomic factors such as actual and projected unemployment rates, GDP and the volume of bankruptcies; the ability and willingness of Card Members to pay amounts owed to the Company; changes in loans and receivables outstanding, such as from the implementation of the Company’s strategy to capture spending and borrowings, or from changes in consumer behavior that affect loan and receivable balances (e.g., paydown and revolve rates); changes in the levels of customer acquisitions and the credit profiles of new customers acquired; card portfolio sales; the enrollment in, and effectiveness of, financial relief programs and the performance of accounts as they exit from such programs; the effects of the resumption of student loan repayments; collections capabilities and recoveries of previously written-off loans and receivables; and the impact of the usage of debt settlement companies;
•the actual amount to be spent on Card Member rewards and services and business development in 2025 and beyond, and the relationship of these variable customer engagement costs to revenues, which could be impacted by continued changes in macroeconomic conditions and Card Member behavior as it relates to their spending patterns (including the level of spend in bonus categories), the redemption of rewards and offers (including travel redemptions) and usage of travel-, lifestyle- and business-related benefits; the costs related to reward point redemptions; the investments and enhancements that the Company makes with respect to its rewards programs and product benefits, such as in connection with card refreshes (including U.S. Consumer and Business Platinum Cards), including to make them attractive to Card Members and prospective customers, potentially in a manner that is not cost-effective; levels of Card Member acquisitions on premium card products; changes in the Company’s models or assumptions used to estimate these expenses; new and renegotiated contractual obligations with business partners, which may be affected by business partners with greater scale and leverage; the Company’s ability to identify and negotiate partner-funded value for Card Members; and the pace and cost of the expansion of the Company’s global lounge collection;
•the actual amount the Company spends on marketing in 2025 and beyond and the effectiveness and efficiency of its marketing spending, which will be based in part on continued changes in the macroeconomic and competitive environment and business performance, including the levels of demand for the Company’s products; the Company’s ability to realize marketing efficiencies, such as through the personalization of offers, and balance expense control and investments in the business; management’s decisions regarding the timing of spending on marketing and the effectiveness of management’s investment optimization process; management’s identification and assessment of attractive investment opportunities; management’s ability to develop premium value propositions and drive customer demand, including continued customer spend growth and retention; and the receptivity of Card Members and prospective customers to advertising and customer acquisition initiatives;
•the Company’s ability to control operating expenses, including relative to revenue growth, and the actual amount spent on operating expenses in 2025 and beyond, which could be impacted by, among other things, salary and benefit expenses to attract and retain talent; the Company’s ability to realize operational efficiencies, including through increased scale and automation and continued adoption of artificial intelligence technologies; management’s ability to balance expense control and investments in the business, and its decisions regarding spending in such areas as technology, business and product development, sales force, premium servicing and digital capabilities; the Company’s ability to innovate efficient channels of customer interactions and the willingness of Card Members to self-service and address issues through digital channels; restructuring activity; fraud costs; inflation; supply chain issues and increased technology costs; expenses related to enterprise risk management and compliance and consulting, legal and other professional services fees, including as a result of the Company’s growth, litigation and internal and regulatory reviews; the impact of changes in foreign currency exchange rates on costs; regulatory assessments; the level of M&A activity and related expenses; information security or cybersecurity incidents; the payment of fines, penalties, disgorgement, restitution, non-income tax assessments and litigation-related settlements; the performance of Amex Ventures and other of the Company’s investments; and impairments of goodwill or other assets;
•the Company’s tax rate not remaining consistent with expectations, which could be impacted by, among other things, further changes in tax laws and regulation, the implementation by jurisdictions of the Organization for Economic Cooperation and Development’s global minimum tax guidelines and exemptions to the global minimum tax, the Company’s geographic mix of income, unfavorable tax audits, assessments and tax litigation outcomes, and the occurrence or nonoccurrence of other discrete tax items;
•changes affecting the Company’s plans regarding the return of capital to shareholders, which will depend on factors such as the Company’s capital levels and regulatory capital ratios; results of the stress testing and capital planning process and new rulemakings and guidance from the Federal Reserve and other banking regulators, including changes to regulatory capital requirements, such as from Basel III rulemaking; results of operations and financial condition; credit ratings and rating agency considerations; and the economic environment and market conditions in any given period;
•changes in the substantial and increasing worldwide competition in the payments industry, including competitive pressure and competitor settlements and transactions that may materially impact the prices charged to merchants that accept American Express cards; merchant acceptance and surcharging, steering and suppression by merchants; the desirability of competitor premium card products and competition for partnerships and premium experiences, services and benefits; competition for new and existing cobrand relationships; competition from new and non-traditional competitors, such as financial technology companies, and with respect to new products, services and technologies, such as the emergence or increase in popularity of agentic commerce, digital payment platforms and currencies and other alternative payment mechanisms; and the success of marketing, promotion, rewards programs, offers and travel-, lifestyle- and business-related benefits (e.g., lounges, dining, entertainment and business tools);
•the Company’s ability to sustain its momentum and leadership in the premium consumer space, including with Millennial and Gen-Z consumers, and the success of the refresh of its U.S. Consumer Platinum Card®, which will be impacted in part by competition, levels of consumer demand for premium card products, brand perceptions (including perceptions related to merchant coverage) and reputation, and the Company’s ability to develop and market new benefits, services, experiences and other value propositions, as well as new digital capabilities, that appeal to Card Members and new customers, grow spending with new and younger age cohort Card Members, offer attractive services and rewards programs and build greater customer loyalty, which will depend in part on identifying and funding investment opportunities, addressing changing customer behaviors, new product innovation and development, Card Member acquisition efforts and enrollment processes, including through digital channels, continuing to realize the benefits from strategic partnerships, successfully implementing the Company’s dining strategy and evolving the Company’s infrastructure to support new products, services and benefits;
•the Company’s ability to build on its leadership in commercial payments and the success of the refresh of its U.S. Business Platinum Card®, which will depend in part on competition, including from financial technology companies; the willingness and ability of companies to use credit and charge cards for procurement and other business expenditures as well as use the Company’s other products and services for financing needs; the acceptance of, and economics related to, B2B payment platforms; the Company’s ability to offer attractive value propositions and new products to current and potential customers; the Company’s ability to enhance and expand its payment, lending, cash flow and expense management solutions, increase customer engagement, and build out a multi-product digital ecosystem to integrate its broad product set, which is dependent on the Company’s continued investment in capabilities, features, functionalities, platforms and technologies and the successful integration of, and introduction of capabilities related to, the Company’s Center acquisition; and the success of the Company’s initiatives to support businesses, such as Small Business Saturday and other Shop Small campaigns;
•the Company’s ability to expand merchant coverage globally and its success, as well as the success of third-party merchant acquirers, aggregators and processors, in signing merchants to accept American Express, which will depend on, among other factors, the value propositions offered to merchants and merchant acquirers for card acceptance, the awareness and willingness of Card Members to use

American Express cards at merchants, scaling marketing and expanding programs to increase card usage, identifying and growing acceptance in low- and new-to-plastic industries and businesses as they form, working with commercial buyers and suppliers to establish B2B acceptance, executing on the Company’s plans to increase coverage in priority international cities, destinations, countries and industry verticals, merchant point-of-sale practices, and continued network investments, including in capabilities that allow for greater digital integration and modernization of its authorization platform;
•the Company’s ability to grow internationally, which could be impacted by regulation and business practices, such as those capping interchange or other fees, mandating network access or data localization, favoring local competitors or prohibiting or limiting foreign ownership of certain businesses; perceptions of the Company’s brand in international jurisdictions; the Company’s inability to successfully replicate aspects of its business model internationally and tailor products and services to make them attractive to local customers; competitors with more scale, local experience and established relationships with relevant customers, regulators and industry participants; the success of the Company and its network partners in acquiring Card Members and/or merchants; and geopolitical and economic instability, hostilities and tensions (such as involving China and the U.S.), and impacts to cross-border trade and travel;
•a failure in or breach of the Company’s operational or security systems, processes or infrastructure, or those of third parties, including as a result of cyberattacks or outages, which could compromise the confidentiality, integrity, privacy and/or security of data, disrupt the Company’s operations, reduce the use and acceptance of American Express cards or the Company’s digital platforms and lead to regulatory scrutiny, litigation, remediation and response costs and reputational harm;
•legal and regulatory developments, which could affect the profitability of the Company’s business activities; limit the Company’s ability to pursue business opportunities or conduct business in certain jurisdictions; require changes to business practices or governance, or alter the Company’s relationships with Card Members, partners, merchants and other third parties, including affecting its network operations and practices governing merchant acceptance, as well as its ability to continue certain cobrand relationships in the EU; impact card fees and rewards programs; exert further pressure on merchant discount rates and the Company’s GNS business, as well as result in an increase in surcharging, steering or other differential acceptance practices; alter the competitive landscape; subject the Company to heightened regulatory scrutiny and result in increased costs related to regulatory oversight and compliance, litigation-related settlements, judgments or expenses, restitution to Card Members or the imposition of fines or monetary penalties; materially affect capital or liquidity requirements, results of operations or ability to pay dividends; or result in harm to the American Express brand; and
•factors beyond the Company’s control such as business, economic and geopolitical conditions, consumer and business confidence and spending generally, unemployment rates, market volatility, government shutdowns and other political developments, further escalations or widening of international tensions, regional hostilities and military conflicts (such as in the Middle East and Ukraine), adverse developments affecting third parties, including other financial institutions, merchants or vendors, as well as severe weather conditions and natural disasters (e.g., hurricanes and wildfires), power loss, disruptions in telecommunications, pandemics, terrorism and other catastrophic events, any of which could significantly affect demand for and spending on American Express cards, credit metrics and reserves, loan and receivable balances, deposit levels and other aspects of the Company’s business and results of operations or disrupt its global network systems and ability to process transactions.
A further description of these uncertainties and other risks can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, Quarterly Reports on Form 10-Q for the quarters ended March 31 and June 30, 2025 and the Company’s other reports filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY
(REGISTRANT)

By:	/s/ James J. Killerlane III
Name: James J. Killerlane III
Title: Corporate Secretary

Date: October 17, 2025